EXHIBIT 23.2

                          INDEPENDENT AUDITORS' CONSENT


Securities and Exchange Commission
Washington, D.C.


We consent to the use in this Registration Statement of Sports Information & Publishing Corp. on Form SB-2, Amendment 3, of our report dated July 12, 2002, appearing in the Prospectus and the Selected Financial Data, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.



/s/ Cordovano and Harvey, P.C.
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Cordovano and Harvey, P.C.
Denver, Colorado
October 23, 2002